Share-Based Payments	12 Months Ended
Dec. 31, 2022
Share-Based Payments
Share-Based Payments

(B.3) Share-Based Payments

y Accounting for Share-Based Payments

Classification in the Income Statement

Share-based payments cover cash-settled and equity-settled awards issued to our employees. The respective expenses are recognized as employee benefits and classified in our Consolidated Income Statements according to the activities that the receiving employees perform.

Valuation, Judgment, and Sources of Estimation Uncertainty

We use certain assumptions in estimating the fair values for our share-based payments, including expected share price volatility and expected dividend yields. In addition, the final number of Performance Share Units (PSUs) vesting also depends on the achievement of performance indicators. Furthermore, the payout for cash-settled share units depends on our share price on the respective vesting dates. Changes to these assumptions and outcomes that differ from these assumptions could require material adjustments to the carrying amount of the liabilities we have recognized for these share-based payments. The fair value of the share units granted under the LTI 2016 Plan is dependent on our performance against a group of peer companies (Peer Group Index), the volatility, and the expected correlation between the price of the index and our share price. The fair value of the share units granted under the LTI 2020 are dependent on our performance against the total shareholder return (TSR) for NASDAQ-100 companies, the volatility, and the expected correlation between the TSR of the NASDAQ-100 companies and our TSR.

Regarding future payout under our cash-settled plans, the SAP share price is the most relevant factor. With respect to our LTI 2016 Plan, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the Peer Group Index. With respect to our LTI 2020, we believe that future payout will be significantly impacted not only by our share price but also by the relative TSR performance against the NASDAQ-100 companies. Future payouts under our LTI 2020 will also be dependent on meeting non-market-based performance conditions based on SAP's long-term strategy. The latter, however, is not incorporated into our fair value calculation but leads to adjustments of the quantity of awards granted. Changes in these factors could significantly affect the estimated fair values as calculated by the valuation model, and the future payout.

Under certain programs, we grant our employees discounts on share purchases. If those discounts are not dependent on future services to be provided by our employees, the discount is recognized as an expense when the discounts are granted.

Presentation in the Statements of Cash Flows

We present the payments of our cash-settled share-based payment plans separately in our Statements of Cash Flows under Cash flows from operating activities. As a result, the changes in other assets and in other liabilities presented in the reconciliation of operating cash flow do not consider share-based payment-related assets or liabilities.

Payments for taxes related to the net share settlement for our equity-settled share-based payment plans are presented separately in our Statement of Cash Flows under Cash flows from financing activities.

The operating expense line items in our income statement include the following share-based payment expenses:

Share-Based Payment Expenses by Functional Area

€ millions	2022	2021	2020
Cost of cloud	68	59	40
Cost of software licenses and support	70	70	55
Cost of services	281	266	175
Research and development	625	513	296
Sales and marketing	773	655	360
General and administration	798	1,230	157
Share-based payment expenses	2,614	2,794	1,084
Thereof cash-settled share-based payments	355	1,147	893
Thereof equity-settled share-based payments	2,258	1,647	191

Our major share-based payment plans are described below.

a)Cash-Settled Share-Based Payments

SAP Long-Term Incentive Program 2020 (LTI 2020)

The LTI 2020 is a long-term, multiyear performance-based element of Executive Board compensation that is granted in annual tranches. The LTI 2020 reflects SAP’s long-term strategy and thus sets uniform incentives to achieve key targets from the long-term strategic plans. The LTI 2020 also serves to reward the Executive Board members for long-term SAP share price performance as compared to the market, thus ensuring that shareholders’ interests are also honored. In addition, the LTI 2020 includes a component to ensure long-term retention of our Executive Board members.

The LTI 2020 is a virtual share program under which annual tranches with a term of approximately four years each are granted. When the individual tranches are granted, a certain grant amount specified in the Executive Board member’s service contract is converted into virtual shares (share units). For this purpose, the grant amount is divided by the price of the SAP share which corresponds to the arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole (grant price). The share units allocated are composed of 1/3 Financial Performance Share Units (FSUs), 1/3 Market Performance Share Units (MSUs), and 1/3 Retention Share Units. All three types of share units have a vesting period of approximately four years. In contrast to Retention Share Units, FSUs and MSUs are subject to changes in quantity. In this context, the following applies:

The number of FSUs initially awarded is multiplied by a performance factor. The performance factor consists of three equally weighted individual performance indicators relating to the three non-IFRS KPIs at constant currencies,derived from SAP’s long-term strategy: total revenue, cloud revenue, and operating income. The performance period throughout which the target achievement for these three KPIs is measured starts at the beginning of the financial year in which the FSUs are awarded and concludes upon the end of the second year following the year in which the share units were awarded. A numerical target value equaling 100% target achievement is set for each KPI. This constitutes, in each case, a cumulative value for the three years of the performance period.

The number of MSUs initially awarded is likewise multiplied by a performance factor. The performance factor depends on the amount of the TSR on the SAP share, measured for an entire performance period of approximately three years, compared to the TSR for NASDAQ-100 companies. If the TSR on the SAP share equals the median, the performance factor will be 100%. If the TSR on the SAP share over the performance period is negative, the maximum performance factor will, however, in deviation from the summary above, be 100%.

The performance of the share units is linked to the performance of the SAP share price, including dividend payments. Accordingly, an amount is paid out for each share unit which equals the SAP share price plus those dividends disbursed in respect of an SAP share in the period from the beginning of the year in which the share units were awarded until the end of the third year following the year in which the share units were awarded. The arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole will be used as the SAP share price. The payout amount per share unit, including the dividend amounts due on the share units, is capped at 200% of the grant price. The tranche is cash-settled and paid in euros after the Annual General Meeting of Shareholders of the corresponding year.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, the Retention Share Units and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Long-Term Incentive 2016 Plan (LTI 2016 Plan)

The purpose of the LTI 2016 Plan was to reward our Executive Board members for the annual achievement of SAP’s operating profit (non-IFRS at constant currencies) targets, to ensure long-term retention of our Executive Board members, and to reward them for the long-term SAP share price performance as compared to its main peer group (Peer Group).

An LTI tranche was granted annually and has a term of four years (2016–2019 tranches). Each grant started with determining a grant amount in euros. The grant amount was based on the Executive Board members’ contractual LTI target amount and the operating profit target achievement for the previous year. The Supervisory Board set the grant amount at a level between 80% and 120% of the contractual LTI target amount, taking into account the operating profit target achievement. This grant amount was converted into virtual shares, referred to as share units, by dividing the grant amount by the grant price. The grant price was the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results.

All share units granted in this way, comprising 60% PSUs and 40% Retention Share Units, have a vesting period of approximately four years. At the end of the vesting period, the corresponding share units are non-forfeitable. The payout price used for the settlement is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results subsequent to the end of the vesting period. The payout price is capped at 300% of the grant price. The LTI tranche is cash-settled and paid in euros after the Annual General Shareholders’ Meeting of the corresponding year.

The number of PSUs ultimately paid out depends on the performance of the SAP share – absolute and relative to the Peer Group Index. In contrast, the final number of Retention Share Units is fixed. SAP’s absolute share price performance is measured by comparing the grant price against the payout price. If the SAP share price performance equals the Peer Group Index performance over the same period, the performance factor is set at 100%. If the SAP share price performs better than the Peer Group Index (measured as difference between SAP share price performance and Peer Group Index performance), the performance factor is increased by the percentage point of the outperformance of the SAP share price. The percentage point is doubled if, additionally, the payout price is higher than the grant price. The performance factor is capped at 150%. If the Peer Group Index performs better than the SAP share price, the performance factor is decreased by the percentage point of the outperformance of the Peer Group Index. All PSUs lapse if the performance factor is below 50%.

Cash-Settled Move SAP Plan (Move) Including Grow SAP Plan

To retain and engage executives and certain employees, we granted virtual shares under Move representing a contingent right to receive a cash payment determined by the SAP share price and the number of share units that ultimately vest. Under our previous policy, we serviced obligations arising from the plan with cash payments, but starting in 2022, we intend to settle share units granted from then on predominantly in shares. For more information about the terms and conditions of the equity-settled Move SAP Plan, see section b) Equity-Settled Share-Based Payments in this Note (B.3). Obligations from outstanding share units granted before 2022 will continue to be settled in cash.

In June 2020, 2021, and 2022 respectively, we granted share units under the Grow SAP Plan that we intend to settle in cash. This fixed term plan has broadly the same terms and conditions as the Move SAP Plan, recognizes all employees’ commitment to SAP’s success, and deepens their participation in our future company performance. In previous years, grants under the COVID-19 Recognition Plan and the Restricted Stock Unit Plan were also included.

Different vesting schedules apply to specific share units. Granted share units under the respective plans will vest in different tranches, as follows:

—	Restricted Stock Units (RSUs) with service condition only
-	Over a half-year period,
-	Over a three-year period on annual basis,
-	Over a three-year period on a quarterly basis after a waiting period of six months, or
—	Performance Share Units (PSUs) with service condition and upon achieving certain key performance indicators (KPIs)
-	Over a three-year period, or
-	Over a three-year period on a quarterly basis after a waiting period of 12 months.

From 2021 onwards, the number of PSUs that will vest under the different tranches is mainly contingent upon achievement of two equally weighted KPIs in the year of grant: operating profit (non-IFRS at constant currencies) and cloud revenue (at constant currencies). Until 2021, operating profit (non-IFRS at constant currencies) was the only KPI. Depending on the weighted average performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 84.3% in 2022 (2021: 130.9%, 2020: 100.4%). The share units granted as cash-settled PSUs are paid out in cash upon vesting.

The valuation of our outstanding cash-settled plans was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2022

€, unless otherwise stated	LTI 2016 Plan	LTI 2020	Move
	(2019 Tranche)	(2020-2022	(2019–2022
		Tranches)	Tranches)
Weighted average fair value as at 12/31/2022	67.81	94.83	94.78
Information how fair value was measured at measurement date
Valuation model used	Monte Carlo	Monte Carlo	Other[1]
Share price	96.39	96.39	96.39
Risk-free interest rate, depending on maturity (in %)	0.37	NA	NA
Expected volatility (in %)	27	24 to 31	NA
Expected dividend yield (in %)	2.03	NA	2.03
Weighted average remaining life of awards outstanding as at 12/31/2022 (in years)	0.2	2.3	0.8

[1] For these awards, the fair value is calculated by subtracting expected future dividends, if any, until maturity of the respective award from the prevailing share price as at the measurement date.

Fair Value and Parameters Used at Year End 2021

€, unless otherwise stated	LTI 2016 Plan	LTI 2020	Move
	(2018-2019	(2020 -2021	(2018-2021
	Tranches)	Tranches)	Tranches)
Weighted average fair value as at 12/31/2021	64.16	118.73	122.88
Information how fair value was measured at measurement date
Valuation model used	Monte Carlo	Monte Carlo	Other[1]
Share price	124.90	124.90	124.90
Risk-free interest rate, depending on maturity (in %)	-0.72 to -0.12	NA	-0.72 to -0.32
Expected volatility (in %)	21	30 to 32	NA
Expected dividend yield (in %)	1.52	NA	1.52
Weighted average remaining life of awards outstanding as at 12/31/2021 (in years)	0.7	2.8	1.1

[1] For these awards, the fair value is calculated by subtracting expected future dividends, if any, until maturity of the respective award from the prevailing share price as at the measurement date.

For the LTI 2016 Plan valuation, the Peer Group Index price on December 31, 2022, was US$432.27 (2021: US$593.37); the expected dividend yield of the index of 1.16% (2021: 1.00%), the expected volatility of the index of 32% (2021:17% to 18%), and the expected correlation of the SAP share price and the index price of 39% (2021: 35% to 36%) are based on historical data for the SAP share price and index price.

For the LTI 2020 valuation, the NASDAQ-100 Total Return Index on December 31, 2022, was US$12,994.57 (2021: US$19,217.94). The expected volatility of the NASDAQ-100 companies of 36% to 41% (2021: 36% to 38%), and the expected correlation of SAP and the NASDAQ-100 companies of 26% to 32% (2021: 31% to 34%) are based on historical TSR data for SAP and the NASDAQ-100 companies.

The risk-free interest rate is derived from German government bonds with a similar duration. The SAP dividend yield is based on expected future dividends.

Changes in Outstanding Awards

Thousands, unless otherwise stated	LTI 2016 Plan	LTI 2020	Move
	(2018–2019	(2020–2022	(2018–2022
	Tranches)	Tranches)	Tranches)
12/31/2020	767	172	16,993
Granted	0	238	12,204
Adjustment based upon KPI target achievement	-150	NA	153
Exercised	-92	0	-8,092
Exchanged	NA	NA	-1,309
Forfeited	-57	-70	-1,165
12/31/2021	469	340	18,783
Granted[2]	0	206	2,997
Adjustment based upon KPI target achievement	-122	NA	-36
Exercised	-77	0	-8,869
Forfeited	0	0	-1,016
12/31/2022	270	546	11,859

Total carrying amount (in € millions) of liabilities as at
12/31/2021	28	15	1,260
12/31/2022	18	23	752

Total intrinsic value of vested awards (in € millions) as at
12/31/2021	38	4	0
12/31/2022	22	3	0

Weighted average share price (in €) for awards exercised in
2021	106.68	NA	107.69
2022	106.59	NA	97.35

Total expense (in € millions) recognized in
2020	-9	6	760
2021	-11	9	1,139
2022	-2	8	346

[2] We have changed the classification of some share units granted under the Move plan with the initial intention to settle in shares from equity-settled to cash-settled because a cash outflow became probable. Share units with switched classification are considered in the number of granted share units.

Share-Based Payment Balances

€ millions	2022			2021
	Current	Non-Current	Total	Current	Non-Current	Total
Share-based payment liabilities	524	279	803	839	462	1,302
/ Other non-financial liabilities	4,818	705	5,523	5,203	860	6,063
Share-based payment liabilities as % of / Other non-financial liabilities	11	40	15	16	54	21

b) Equity-Settled Share-Based Payments

Equity-Settled Move SAP Plan (Move)

Starting in 2022, we decided to grant share units under Move that we intend to settle in shares instead of cash. Most of the share units vest quarterly over three years after a six-month waiting period. In addition, PSUs are subject to the achievement of two equally weighted KPIs in the year of grant: operating profit (non-IFRS at constant currencies) and cloud revenue (at constant currencies).

Different vesting schedules apply to specific share units. Granted share units will vest in different tranches as follows:

—	RSUs with service condition only
-	Over a half-year period,
-	Over a three-year period on a quarterly basis after a waiting period of six months, or
—	PSUs with service condition and upon achieving certain key performance indicators (KPIs)
-	Over a one-year period,
-	Over a three-year period on a quarterly basis after a waiting period of 12 months.

We intend to settle the share units classified as equity-settled by reissuing treasury shares upon vesting (for more information, see Note (E.2)).

Own SAP Plan (Own)

Under Own, employees have the opportunity to purchase, on a monthly basis, SAP shares without any required holding period. The investment per each eligible employee is limited to a percentage of the respective employee's monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. As part of SAP's 50th anniversary celebration, SAP’s contribution was temporarily doubled from 40% to 80% from January to March 2022, contributing to the peak in 2022. This plan is not open to members of the Executive Board.

Numbers of Shares Purchased

Millions	2022	2021	2020
Own	9.2	5.7	5.5

As a result of our Own SAP Plan, we have commitments to grant SAP shares to employees. We have fulfilled and intend to continue to meet these commitments through an agent who administers the equity-settled programs and purchases shares on the open market.

Qualtrics Equity Awards

Qualtrics Omnibus Plan (Qualtrics Plan)

Qualtrics grants equity awards settled with Qualtrics shares to eligible employees and the executive officers of Qualtrics. Qualtrics intends to meet these commitments by issuing shares. Granted units are either RSU awards subject to a time-based vesting, or PSUs subject to the achievement of certain performance conditions, as established by Qualtrics’ board of directors and measured annually (Qualtrics RSUs).

Granted share units will vest in different tranches as follows:

—	RSUs with service condition only
-	Over a four-year period on a quarterly basis,
-	Over a four-year period on a quarterly basis after a waiting period of six or 12 months, or
—	PSUs with service condition and upon achieving certain non-market-based Qualtrics performance conditions
-	Over a four-year period on an annual basis.

Pre-Acquisition Qualtrics Awards and Exchange Offer

In conjunction with the acquisition of Qualtrics in 2019, under the terms of the acquisition agreement, SAP exchanged unvested Restricted Share Awards (RSAs), Restricted Share Units (RSUs), Performance Share Units (PSUs), and options held by employees of Qualtrics into cash-settled share-based payment awards of SAP (Qualtrics Rights). After completion of a voluntary exchange offer for eligible Qualtrics employees in conjunction with the IPO on January 28, 2021, 5.4 million cash-settled Qualtrics Rights and 1.3 million SAP RSU awards were exchanged into 12.8 million equity-settled Qualtrics RSU awards. The terms and conditions of the voluntary exchange offer, including the exchange ratio, were designed to preserve the intrinsic value of the Qualtrics Rights and SAP RSUs that were tendered. The modification date fair value of the Qualtrics RSU awards was US$30.00, which is equivalent to the Qualtrics IPO price. Furthermore, a subsequent exchange offer for certain Qualtrics employees in Australia took place in September 2021.

Recognized Expense

€ millions	2022	2021	2020
Own	307	200	191
Qualtrics Plan	1,164	1,426	NA
Move (2022 Tranches)	768	NA	NA
Others	19	21	0
Total	2,258	1,647	191

The valuation of our outstanding equity-settled plans at grant date was based on the following parameters and assumptions:

Fair Value and Parameters Used at Grant Date in 2022

€, unless otherwise stated	Move	Qualtrics Plan
	(2022 Tranches)
Weighted average fair value as at grant date	93.80	US$ 20.69
Information how fair value was measured at grant date
Valuation model used	Other[3]	Other[3]
Weighted average share price	97.61	US$ 20.69
Weighted average expected dividend yield (in %)	2.43	0
Weighted average initial life at grant date (in years)	1.6	2.1
Weighted average remaining life of awards outstanding as at 12/31/2022 (in years)	1.2	2.4

[3] For these awards, the fair value is calculated by subtracting expected future dividends, if any, until maturity of the respective award from the prevailing share price as at the measurement date.

The weighted average remaining life of Qualtrics Plan awards outstanding as at December 31, 2021 (in years) was 3.0 years and the weighted average grant date fair value was US$44.27. The fair value of the equity-settled share unit rights at grant date was estimated by taking the share price of the underlying shares on that date less expected dividends. The fair values of our equity-settled Qualtrics Plan equal the Qualtrics share price at grant date, as the expected dividend yield is 0%.

Changes in Outstanding Awards

	Move	Qualtrics Plan
Thousands, unless otherwise stated	(2022 Tranches)
12/31/2020	NA	0
Exchanged	NA	12,872
Granted	NA	80,856
Exercised	NA	-7,467
Forfeited	NA	-2,241
12/31/2021	NA	84,018
Granted[4]	15,371	35,490
Adjustment based upon KPI target achievement	-139	0
Exercised	-3,258	-34,320
Forfeited	-470	-7,048
12/31/2022	11,504	78,140

[4] We have changed the classification of some share units granted under the Move plan with the initial intention to settle in shares from equity-settled to cash-settled because a cash outflow became probable. Share units with switched classification are considered in the number of granted share units.